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                                                                  EXHIBIT 10.40a



February 19, 2003



Mr. Burton August, Sr.
AA&L Associates
200 Holleder Parkway
Rochester, NY  14615

RE:      Lease Renewals for Shops 3, 7, 10, 12, 14 and 44

Dear Burt:

Please accept this letter as Monro Muffler / Brake, Inc.'s official notification of our intent to renew said lease agreements for the final five-year renewal period:

MMB #3   Rochester, NY9/1/03 - 8/31/08            $1,675.00/mo.
MMB #7   Rochester, NY9/1/05 - 8/31/10            $2,000.00/mo.
MMB #10  Rochester, NY9/1/05 - 8/31/10            $1,400.00/mo.
MMB #12  Batavia, NY          11/1/03 - 10/31/08        $1,400.00/mo.
MMB #14  Canandaigua, NY      9/1/05 - 8/31/10          $4,125.00/mo.
MMB #44  Colonie, NY          9/1/05 - 8/31/10          $1,475.00/mo.

Tenant shall have no options remaining.

Yours truly,


/s/ Thomas M. Aspenleiter
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Thomas M. Aspenleiter
VP Real Estate

TMA:mc